Exhibit 99.2

QUICKSILVER RESOURCES INC.
INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On October 1, 2010 we disposed of our interests in Quicksilver Gas Services LP ("KGS") to Crestwood Holdings LLC, formerly known as First Reserve Crestwood Holdings LLC, including of 100% of the general partner units, with incentive distribution rights, all of our common and subordinated units in KGS and the subordinated note due from KGS.  In exchange, we received $701 million in cash at closing and expect to receive up to $72 million in future earn-out payments.  The transaction, which we call the “Crestwood Transaction,” resulted in the elimination of approximately $227 million of consolidated debt associated with KGS from our balance sheet as of June 30, 2010.  The proceeds are expected to be used to repay outstanding borrowings on our Senior Secured Credit Facility and to pay federal income taxes associated with the disposition.

The following unaudited pro forma condensed consolidated financial statements and explanatory notes present how our financial statements may have appeared had the Crestwood Transaction occurred on June 30, 2010 (with respect to the balance sheet information) or on January 1, 2007 (with respect to the statements of operations information).

The unaudited pro forma condensed consolidated financial statements have been derived and should be read together with our historical consolidated financial statements and related notes included in our 2009 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to represent what our results of operations or financial position would actually have been had the Crestwood Transaction occurred on the dates noted above, or to project our results of operations or financial position for any future periods.  The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable.  The pro forma adjustments are directly attributable to the Crestwood Transaction and are expected to have a continuing impact on our results of operations.  We believe we have made all adjustments necessary to fairly present the unaudited pro forma financial information.

QUICKSILVER RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2010

	As Historically	Crestwood Transaction
	Presented	Adjustments		Pro Forma
	(In thousands, except for share data)
ASSETS
Current assets
Cash and cash equivalents	$3,308	$200,708	(a)	$204,016
Accounts receivable - net of allowance for doubtful accounts	42,595	(2,417)	(b)	40,178
Derivative assets at fair value	138,871	-		138,871
Other current assets	63,137	(1,138)	(b)	61,999
Total current assets	247,911	197,153		445,064
Investment in BBEP	92,956	-		92,956
Property, plant and equipment
Oil and gas properties, full cost method (including unevaluated costs of $375,100 and $458,037, respectively)	2,613,688	-		2,613,688
Other property and equipment	769,214	(510,500)	(b)	258,714
Property, plant and equipment - net	3,382,902	(510,500)		2,872,402
Derivative assets at fair value	67,763	-		67,763
Deferred income taxes	73,083	(6,208)	(b)	66,875
Other assets	42,084	(2,417)	(b)	39,667
	$3,906,699	$(321,972)		$3,584,727
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$122,400	$(7,681)	(b)	$114,719
Accrued liabilities	156,639	(4,649)	(b)	151,990
Income taxes payable	-	138,000	(c)	138,000
Deferred income taxes	54,888	-		54,888
Total current liabilities	333,927	125,670		459,597
Long-term debt	2,586,923	(720,034)	(d)	1,866,889
Asset retirement obligations	61,634	(9,425)	(b)	52,209
Other liabilities	30,396	-		30,396
Deferred income taxes	49,037	(895)	(b)	48,142
Commitments and contingencies
Equity
Preferred stock, par value $0.01, 10,000,000 shares authorized, none outstanding	-	-		-
Common stock, $0.01 par value, 400,000,000 shares authorized; 175,496,888 and 174,469,836 shares issued, respectively	1,755	-		1,755
Paid in capital in excess of par value	748,405	-		748,405
Treasury stock of 5,025,337 and 4,704,448 shares, respectively	(41,167)	-		(41,167)
Accumulated other comprehensive income	158,916	-		158,916
Retained (deficit) earnings	(85,994)	345,579	(e)	259,585
Quicksilver stockholders' equity	781,915	345,579		1,127,494
Noncontrolling interests	62,867	(62,867)	(f)	-
Total equity	844,782	282,712		1,127,494
	$3,906,699	$(321,972)		$3,584,727

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010

	As Historically	Crestwood Transaction
	Presented	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenue
Natural gas, NGL and crude oil	$413,250	$-		$413,250
Sales of purchased natural gas	33,045	(3,457)	(g)	29,588
Other	4,433	(4,100)	(g)	333
Total revenue	450,728	(7,557)		443,171

Operating expense
Oil and gas production expense	74,191	34,338	(g)	108,529
Production and ad valorem taxes	17,372	(2,565)	(g)	14,807
Costs of purchased natural gas	37,063	(55)	(g)	37,008
Other operating expense	2,224	(1,943)	(g)	281
Depletion, depreciation and accretion	97,426	(11,049)	(h)	86,377
General and administrative expense	37,740	(1,745)	(g)	35,995
Total expense	266,016	16,981		282,997
Operating income	184,712	(24,538)		160,174
Income from earnings of BBEP - net	7,179	-		7,179
Other income - net	53,393	-		53,393
Interest expense	(90,639)	9,362	(i)	(81,277)
Income from continuing operations before income taxes	154,645	(15,176)		139,469
Income tax - continuing operations	(53,301)	5,463	(j)	(47,838)
Income from continuing operations	101,344	(9,713)		91,631
Income from continuing operations attributable to noncontrolling interests	(6,353)	6,353	(k)	-
Income from continuing operations attributable to Quicksilver	$94,991	$(3,360)		$91,631

Earnings per common share from continuing operations attributable to Quicksilver - basic	$0.56			$0.54

Earnings per common share from continuing operations attributable to Quicksilver - diluted	$0.54			$0.51

Basic weighted average shares outstanding	170,225			170,225

Diluted weighted average shares outstanding	180,855			180,855

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	As Historically	Crestwood Transaction
	Presented	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenue
Natural gas, NGL and crude oil	$796,698	$-		$796,698
Sales of purchased natural gas	23,654	(352)	(g)	23,302
Other	12,383	(7,881)	(g)	4,502
Total revenue	832,735	(8,233)		824,502

Operating expense
Oil and gas production expense	127,715	71,221	(g)	198,936
Production and ad valorem taxes	23,881	(3,596)	(g)	20,285
Costs of purchased natural gas	30,158	(103)	(g)	30,055
Other operating expense	6,684	(3,910)	(g)	2,774
Depletion, depreciation and accretion	201,387	(20,913)	(h)	180,474
General and administrative expense	77,243	(3,229)	(g)	74,014
Total expense	467,068	39,470		506,538
Impairment related to oil and gas properties	(979,540)	-		(979,540)
Operating loss	(613,873)	(47,703)		(661,576)
Income from earnings of BBEP	75,444	-		75,444
Impairment of investment in BBEP	(102,084)	-		(102,084)
Other expense - net	(1,242)	-		(1,242)
Interest expense	(195,101)	24,760	(i)	(170,341)
Loss from continuing operations before income taxes	(836,856)	(22,943)		(859,799)
Income tax - continuing operations	291,617	8,260	(j)	299,877
Loss from continuing operations	(545,239)	(14,683)		(559,922)
Income from continuing operations attributable to noncontrolling interests	(12,234)	12,234	(k)	-
Loss from continuing operations attributable to Quicksilver	$(557,473)	$(2,449)		$(559,922)

Earnings per common share from continuing operations attributable to Quicksilver - basic	$(3.30)			$(3.31)

Earnings per common share from continuing operations attributable to Quicksilver - diluted	$(3.30)			$(3.31)

Basic weighted average shares outstanding	169,004			169,004

Diluted weighted average shares outstanding	169,004			169,004

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	As Historically	Crestwood Transaction
	Presented	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenue
Natural gas, NGL and crude oil	$780,788	$-		$780,788
Other	19,853	(12,140)	(g)	7,713
Total revenue	800,641	(12,140)		788,501

Operating expense
Oil and gas production expense	134,302	46,088	(g)	180,390
Production and ad valorem taxes	18,734	(1,779)	(g)	16,955
Other operating expense	3,337	224	(g)	3,561
Depletion, depreciation and accretion	188,196	(13,051)	(h)	175,145
General and administrative expense	72,254	(2,984)	(g)	69,270
Total expense	416,823	28,498		445,321
Impairment related to oil and gas properties	(633,515)	-		(633,515)
Operating loss	(249,697)	(40,638)		(290,335)
Income from earnings of BBEP	93,298	-		93,298
Impairment of investment in BBEP	(320,387)	-		(320,387)
Other income - net	807	(11)	(g)	796
Interest expense	(109,098)	30,173	(i)	(78,925)
Loss from continuing operations before income taxes	(585,077)	(10,476)		(595,553)
Income tax - continuing operations	211,455	3,771	(j)	215,226
Loss from continuing operations	(373,622)	(6,705)		(380,327)
Income from continuing operations attributable to noncontrolling interests	(4,654)	4,654	(k)	-
Loss from continuing operations attributable to Quicksilver	$(378,276)	$(2,051)		$(380,327)

Earnings per common share from continuing operations attributable to Quicksilver - basic	$(2.33)			$(2.35)

Earnings per common share from continuing operations attributable to Quicksilver - diluted	$(2.33)			$(2.35)

Basic weighted average shares outstanding	162,004			162,004

Diluted weighted average shares outstanding	162,004			162,004

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	As Historically	Crestwood Transaction
	Presented	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenue
Natural gas, NGL and crude oil	$545,089	$-		$545,089
Other	16,169	(6,280)	(g)	9,889
Total revenue	561,258	(6,280)		554,978

Operating expense
Oil and gas production expense	136,103	19,877	(g)	155,980
Production and ad valorem taxes	17,048	-	(g)	17,048
Other operating expense	2,614	(1,895)	(g)	719
Depletion, depreciation and accretion	120,697	(7,778)	(h)	112,919
General and administrative expense	47,060	(1,317)	(g)	45,743
Total expense	323,522	8,887		332,409
Income from equity affiliates	661	-		661
Gain on sale of oil and gas properties	628,709	-		628,709
Loss on natural gas sales contract	(63,525)	-		(63,525)
Operating income	803,581	(15,167)		788,414
Other income - net	3,887	(236)	(g)	3,651
Interest expense	(76,662)	38,454	(i)	(38,208)
Income from continuing operations before income taxes	730,806	23,051		753,857
Income tax - continuing operations	(254,361)	(8,299)	(j)	(262,660)
Income from continuing operations	476,445	14,752		491,197
Income from continuing operations attributable to noncontrolling interests	(1,055)	1,055	(k)	-
Income from continuing operations attributable to Quicksilver	$475,390	$15,807		$491,197

Earnings per common share from continuing operations attributable to Quicksilver - basic	$3.04			$3.14

Earnings per common share from continuing operations attributable to Quicksilver - diluted	$2.87			$2.96

Basic weighted average shares outstanding	156,517			156,517

Diluted weighted average shares outstanding	168,029			168,029

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

QUICKSILVER RESOURCES INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 AND FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 and 2007

Note 1	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements and explanatory notes present how our financial statements may have appeared had the sale of our interests in KGS to Crestwood Holdings LLC (the “Crestwood Transaction”), occurred on June 30, 2010 (with respect to the balance sheet information) or on January 1, 2007 (with respect to statements of operations).  The Crestwood Transaction is explained in more detail in the introductory paragraph to the accompanying unaudited pro forma financials.

Following are descriptions of certain columns included in the accompanying unaudited pro forma condensed consolidated financial statements:

As Historically Presented – Represents our historical condensed consolidated balance sheet as of June 30, 2010 and our historical condensed consolidated statements of operations for the six months ended June 30, 2010 and the years ended December 31, 2009, 2008 and 2007.

Crestwood Transaction Adjustments – Represents the adjustments to our historical condensed consolidated financial statements necessary to arrive at our pro forma financial position as of June 30, 2010, as if the Crestwood Transaction occurred on June 30, 2010, and the pro forma results of our operations for the six months ended June 30, 2010 and the years ended December 31, 2009, 2008 and 2007, as if the disposition occurred as of January 1, 2007.

Note 2	Pro Forma Adjustments

Condensed Consolidated Balance Sheet

(a)
To record excess cash of $200.7 million remaining after using a portion of the Crestwood Transaction proceeds, net of $6.5 million of transaction costs, to repay our indebtedness under our Senior Secured Credit Facility.

(b)	Represents the deconsolidation of assets and liabilities directly attributable to KGS, except for its debt described in (d) below.

(c)
To record the income taxes arising from the Crestwood Transaction, of which we believe $130.0 million is due to the Internal Revenue Service in December 2010 and $8.0 million is due to the State of Texas in May 2011.

(d)	To reflect repayment of all amounts due under our Senior Secured Credit Facility ($493.2 million) and the deconsolidation of KGS’ Credit Agreement ($226.8 million).

(e)	To record the estimated gain from the Crestwood Transaction of $540.0 million before taxes ($345.6 million after taxes and after tax impact of transaction costs).

(f)	To record the elimination of noncontrolling interest attributable to KGS as a result of the Crestwood Transaction.

Condensed Consolidated Statements of Operations

(g)	To eliminate the revenues and operating expenses directly attributable to KGS.

(h)	To eliminate depreciation associated with assets disposed in the Crestwood Transaction.

(i)	To adjust interest expense to give effect to the absence of outstanding borrowings under our Senior Secured Credit Facility and borrowings outstanding under the KGS credit agreement.

(j)	To record income tax expense for the effects of the pro forma adjustments at statutory rates.

(k)	To record the elimination of net income attributable to noncontrolling interests as a result of the Crestwood Transaction.